                                 EXHIBIT 99.1

      CAUTIONARY STATEMENTS FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS
                 OF THE PRIVATE SECURITIES REFORM ACT OF 1995


         CIENA Corporation ("CIENA" or the "Company") desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 (the "Act") and is filing this Form 8-K in order to do so.

         CIENA wishes to caution readers that the following important factors, among others, in some cases have affected, and in the future could affect, CIENA's actual results, and could cause CIENA's actual results to differ materially from those expressed in any forward-looking statements made by or on behalf of CIENA. The filing of this list should not be construed as constituting all factors which investors should consider prior to making an investment decision in CIENA's securities, nor should investors assume that the information contained herein is complete or accurate in all respects after the date of this filing. The Company disclaims any duty to update the statements contained herein.

         Concentration of Potential Customers; Dependence on Major Customers. The Company has only three current customers and few potential customers, consisting almost exclusively of long distance telecommunications carriers. There are only a small number of long distance telecommunications carriers, and the substantial capital requirements involved in the establishment of long distance fiberoptic networks significantly limit additional entrants into this
market.   The Company's business will depend on this small number of existing and potential customers, and that number may decrease if and as customers merge with or acquire one another. All of the Company's revenue for the fiscal year ended October 31, 1996 was derived from the Sprint Corporation ("Sprint"), and substantially all of the Company's revenue for fiscal 1997 is expected to be derived from Sprint and LDDS WorldCom ("WorldCom"). WorldCom may terminate all or part of any outstanding purchase order upon the payment of a termination fee, and the Company's agreement with WorldCom does not require minimum purchase commitments. There can be no assurance the Company will be able to develop additional customers in the long distance telecommunications market. The loss of any one of the Company's customers, or the reduction, delay or cancellation of orders or a delay in shipment of the Company's products to such customers, could have a material adverse affect on the Company's business, financial condition and results of operations.

         The Company's dependence on sizable orders from very few customers makes the relationship between the Company and each customer critically important to the Company's business. While each customer relationship is typically structured around a detailed, heavily negotiated contract, as the relationship evolves over time, adjustments to such items as product specifications, laboratory and field testing plans, customer forecasts and delivery timetables, and installation and field support requirements may be required in response to customer demands and expectations. The inability of the Company to manage its customer relationships successfully would have a material adverse effect on the Company's business, financial condition and results of operations.

         Recent Product Introduction. The Company first began commercial shipments of its product, the MultiWave 1600 system, in May 1996. The Company's first operational systems only began carrying live traffic in October 1996 and therefore do not have a history of live traffic operation over an extended period of time. If reliability, quality or network monitoring problems should develop, a number of material and adverse effects could result, including manufacturing rework costs, high service and warranty expense, high levels of product returns, delays in collecting accounts receivable, reduced orders from existing customers and declining level of interest from potential customers. The Company is aware of instances in which installation and activation of certain MultiWave 1600 systems have been delayed due to faulty components found in certain portions of these systems. Although the Company maintains accruals for product warranties, there can be no assurance that actual costs will not exceed these amounts. There is limited operating history of open architecture wavelength division multiplexing technology in fiberoptic networks, and in particular of

MultiWave 1600 systems, and the equipment must be handled with care by trained installers. Accordingly, the Company expects there will be interruptions or delays from time to time in the activation of the systems, particularly because the Company does not control all aspects of the customer's installation and activation activities. If significant interruptions or delays occur, or if their cause is not promptly identified, diagnosed and resolved, confidence in the MultiWave 1600 system could be undermined. An undermining of confidence in the MultiWave 1600 system would have a material adverse effect on the Company's customer relationships, business, financial condition and results of operations.

         Management of Expansion. The Company is experiencing rapid expansion in all areas of its operations, particularly in manufacturing, and the Company anticipates that this expansion will continue in the near future. Total personnel has grown from 49 on October 31, 1995 to 225 on October 31, 1996, with 125 of the 176 new employees devoted to manufacturing. This expansion has placed strains on the material, financial and personnel resources of the Company and will continue to do so. The rapid pace and volume of new hiring could adversely affect the efficiency of the Company's manufacturing process. Any delays or difficulties in the Company's manufacturing process caused by these factors or others could make it difficult for the Company to meet its delivery commitments to customers. The Company is in the process of substantially increasing its flow of materials, optical assembly, final assembly and final component module and system test functions to respond to customer demand. The Company is expanding its manufacturing capacity at its existing facility in Savage and intends to lease a third facility. The pace of the Company's expansion, in combination with the complexity of the technology involved in the manufacture of the Company's systems, demands an unusually high level of managerial effectiveness in anticipating, planning, coordinating and meeting the operational needs of the Company and the needs of the Company's customers for quality, reliability, timely delivery and post-installation field support. Given the small number of potential customers for the Company's systems, the adverse effect on the Company resulting from a lack of effective management in any of these areas will be magnified. The Company's key management employees have not had previous experience in managing companies undergoing such rapid expansion. Inability to manage the expansion of the Company's business would have a material adverse effect on its business, financial condition and results of operations. In addition, the Company's manufacturing expansion and related capital expenditures are being made in anticipation of a level of customer orders that has not been historically experienced by the Company and that may not be achieved. The Company is also
seeking to achieve ISO 9001 certification for its manufacturing facility.   The
Company's failure to achieve such certification would have a material adverse effect on its competitive position.

         Dependence on a Single Product--the MultiWave 1600 System. The MultiWave 1600 system is the Company's only product and is focused exclusively on providing additional bandwidth to long distance telecommunications carriers. Accordingly, a softening or slowdown in demand for the Company's product or for additional bandwidth by long distance telecommunications carriers would have a material adverse effect on the Company's business, financial condition and results of operations. Patent litigation recently brought against the Company by a competitor could also adversely affect demand for the MultiWave 1600 system. There can be no assurance that the Company will be successful in developing any other products or taking other steps to reduce the risk associated with any softening or slowdown in the demand for additional bandwidth, nor is there any assurance the Company will be able to leverage successfully its DWDM technology into other network applications. Conversely, if the demand for additional bandwidth accelerates, there is no assurance that the Company's MultiWave 1600 system will deliver sufficient capacity as rapidly as needed, or that competing DWDM products from other vendors offering higher capacity would not displace or render obsolete the MultiWave 1600 system.

         Fluctuation in Quarterly and Annual Results. The Company's revenue and operating results may vary significantly from quarter to quarter and from year to year as a result of a number of factors, including the size and timing of orders, product mix and shipments of systems. The timing of order placement, size of orders, satisfaction of contractual customer acceptance criteria, as well as order delays or deferrals and shipment delays and deferrals, may cause material fluctuations in revenue. Delivery of new equipment for installation is also likely to be deferred during the high telecommunications traffic periods in November and December so as not to risk network reliability problems. The Company's expense levels in the future will be partially based on its expectations of long term future revenue and as a result net income any quarterly period in which material orders are shipped or delayed could vary significantly. Due to this likelihood of significant quarterly fluctuation in operating results, the Company believes quarter-to-quarter comparisons of its results of operations particular during the next two to three years of operations, may not necessarily be meaningful indicators of year-to-year performance.

         Long and Unpredictable Sales Cycles. The Company expects that the period of time between initial customer contact and an actual purchase order may span a year or more. In addition, even when committed to proceed with deployment of equipment, long distance telecommunications carriers typically undertake extensive and lengthy product evaluation and factory acceptance and field testing of new equipment before purchasing and installing any of it in their networks. Additionally, the purchase of network equipment such as DWDM equipment is typically carried out by network operators pursuant to multiyear purchasing programs which may increase or decrease annually as the operators adjust their capital equipment budgets and purchasing priorities. The Company's customers do not typically share information on the duration or magnitude of planned purchasing programs, nor do they consistently provide to the Company advance notice of contemplated changes in their capital equipment budgets and purchasing priorities. These uncertainties substantially complicate the Company's manufacturing planning. Curtailment or termination of customer purchasing programs, decreases in customer capital budgets or reduction in the purchasing priority assigned to equipment such as DWDM equipment, particularly if significant and unanticipated by the Company, could have a material adverse effect on the Company's business, financial condition and results of operations. Long distance carriers may also encounter delays in their buildout of new routes or in their installation of new equipment in existing routes, with the result that orders for the MultiWave 1600 systems may be delayed or deferred. Any delay or deferral of orders for the MultiWave 1600 systems would have material adverse effect on the Company's business, financial condition and results of operations.

         Competition. The competition to achieve higher and more cost-effective bandwidth in the global telecommunications industry is intense and is dominated by a small number of very large companies with greater financial, technical and marketing resources, greater manufacturing capacity and more established customer relationships with network operators than the Company. Each of Lucent Technologies Inc., formerly part of AT&T Corporation ("Lucent"), Alcatel Alsthom Group ("Alcatel"), Northern Telecom Inc. ("Nortel"), NEC Corporation ("NEC"), Pirelli SpA ("Pirelli"), Siemens AG ("Siemens") and ECI Telecom Ltd. ("ECI") offer various forms of alternative transmission enhancing equipment and in some cases are offering or have announced an intention to offer DWDM equipment. Such competitors use their advantages in resources and alternative equipment in different ways. For example, Lucent, Alcatel, Nortel, NEC and Siemens are already providers of a full complement of switches, fiberoptic transmission terminals and fiberoptic signal regenerators and thereby can position themselves as vertically integrated, "one-stop shopping" solution providers to potential customers. Further, in certain cases, competitors have offered the Company's target customers, on an immediate delivery basis, off-the-shelf time division multiplexing ("TDM") transmission equipment at comparatively lower prices, with a promise to upgrade to DWDM or other improved equipment in the future. The substantial system integration resources and manufacturing capability of the TDM suppliers, in combination with any difference in timeliness of delivery, can be important to long distance network operators. Finally, as and when these competitors are able to offer DWDM systems in combination with their own fiberoptic transmission terminals, they can be expected to press further on the attractiveness of a "one-stop shopping" solution. The Company expects competition in general to intensify substantially, especially over the next few quarters, and further expects competition to be broadly based on varying combinations of price, manufacturing capacity, timely delivery, system reliability, service commitment and installed customer base, as well as on the comprehensiveness of the system solution in meeting immediate network needs and foreseeable scaleability requirements.

         A U.S. affiliate of Pirelli instituted litigation against the Company on December 20, 1996, alleging infringement of five U.S. patents held by Pirelli (the "Pirelli Litigation"). Pirelli and other competitors could use the existence of the Pirelli Litigation to raise questions in customers' and potential customers' minds as to the Company's ability to manufacture and deliver the MultiWave 1600 system. There can be no assurance that the Company will be able to compete successfully with its existing or new competitors or that competitive pressures faced by the Company will not result in lower prices for the Company's products and otherwise have a material adverse effect on its business, financial condition and results of operations.

         Technological Change and New Products. The Company expects that new technologies will emerge as competition in the telecommunications industry increases and the need for higher and more cost efficient bandwidth expands. The Company's ability to anticipate changes in technology, industry standards, customer requirements and product offerings and to develop and introduce new and enhanced products will be significant factors in the Company's ability to remain the leader in the deployment of open architecture DWDM systems. The market for telecommunications equipment is characterized by substantial capital investment and diverse and competing technologies such as fiberoptic, cable, wireless and satellite technologies. The accelerating pace of deregulation in the telecommunications industry will likely intensify the competition for improved technology. Many of the Company's competitors have substantially greater financial, technical and marketing resources and manufacturing capacity with which to compete for new technologies and for market acceptance of their products. The introduction of new products embodying new technologies or the emergence of new industry standards could render the Company's existing product uncompetitive from a pricing standpoint, obsolete or unmarketable. Any of these outcomes would have a material adverse effect on the Company's business, financial condition and results of operations.

         Proprietary Rights. The Company relies on patents, contractual rights, trade secrets, trademarks and copyrights to establish and protect its proprietary rights in its product. While the Company does not expect that its proprietary rights in its technology will prevent competitors from developing technologies and products functionally similar to the Company's, the Company believes many aspects of its DWDM technologies and know-how are proprietary, and intends to monitor closely the DWDM products introduced by competitors for any infringement of the Company's proprietary rights. Additionally, the Company expects that DWDM technologies and know-how in general will become increasingly valuable intellectual properties as the competition to achieve higher and more cost effective bandwidth intensifies. The Company believes this increasing value in an industry marked by a few very large competing suppliers represents a competitive environment where intellectual property disputes are likely. On December 20, 1996, a U.S. affiliate of Pirelli filed a lawsuit against the Company alleging infringement of five U.S. patents held by Pirelli. Intellectual property disputes may be initiated by competitors against the Company for tactical purposes to gain competitive advantage or overcome competitive disadvantage, even if the merits of specific disputes are doubtful. In the future, the Company may be required to bring or defend against other litigation to enforce any patents issued or assigned to the Company, to protect trademarks, trade secrets and other intellectual property rights owned by the Company, to defend the Company against claimed infringement of the rights of others and to determine the scope and validity of the proprietary rights of others. Any litigation, including the Pirelli Litigation, could be costly and a diversion of management's attention, which could have a material adverse effect on the company's business, financial condition and results of operations. Adverse determinations in litigation, including in the Pirelli Litigation, could result in the loss of the Company's proprietary rights, subject the Company to significant liabilities, require the Company to seek licenses from third parties or prevent the Company from manufacturing or selling its products, any of which could have a material adverse effect on the Company's business, financial condition and results of operations.

         The Company has received, and may receive in the future, notices from holders of patents in the optical technology field that raise issues as to possible infringement by the Company's products. Pirelli sent a notice in December 1995 identifying 11 patents it possesses in the field of optical communications. The Company believes the MultiWave 1600 system does not infringe any valid patents cited in the notices received. However, questions of infringement in the field of DWDM technologies involve highly technical and subjective analyses. There can be no assurance that any such patent holders or others will not in the future initiate legal proceedings against the Company or that, if any such proceedings were initiated, the Company would be successful in defending against these actions. On December 20, 1996, a U.S. affiliate of Pirelli filed a lawsuit against the Company alleging infringement of five U.S. patents. Even if the Company is successful in defending against the Pirelli Litigation or any other such actions, these actions could have an adverse effect on existing and potential customer relationships and therefore could have a material adverse effect on the Company's business, financial condition and results of operations. The Company's existing customer agreements provide for indemnification of Sprint, WorldCom and Teleway for liability that may be incurred in connection with the infringement of a third party's intellectual property rights, and the Company expects that it will be requested to agree to indemnify other potential customers in the future. There can be no assurance that such indemnification against alleged liability will not be required from the Company in the future.

         Patent applications in the United States are not publicly disclosed until the patent issues. The Company anticipates, based on the size and sophistication of its competitors and the history of rapid technological advances in its industry, that several competitors may have patent applications in progress in the United States that, if issued, could relate to the Company's products. If such patents were to issue, there can be no assurance that the patent holders or licensees will not assert infringement claims against the Company or that such claims will not be successful. The Company could incur substantial costs in defending itself and its customers against any such claims, regardless of the merits of such claims. Parties making such claims may be able to obtain injunctive or other equitable relief which could effectively block the Company's ability to sell its products, and each claim could result in an award of substantial damages. In the event of a successful claim of infringement, the Company and its customers may be required to obtain one or more licenses from third parties. There can be no assurance that the Company or its customers could obtain necessary licenses from third parties at a reasonable or acceptable cost or at all.

         Substantial inventories of intellectual property are held by a few industry participants, such as Bell Laboratories (now owned by Lucent) and major universities and research laboratories. This concentration of intellectual property in the hands of few major entities also poses certain risks to the Company in seeking to hire qualified personnel. The Company has on a few occasions recruited such personnel from competitors. The Company in the past received letters from counsel to Lucent asserting that the hiring of their personnel compromises Lucent's intellectual property. There can be no assurance that other companies will not claim the misappropriation or infringement of their intellectual property, particularly when and if employees of these companies leave to work for the Company. To date, the Company has not experienced litigation concerning the assertions by Lucent, and believes there is no basis for claims against the Company. Nevertheless, there can be no assurance that the Company will be able to avoid litigation in the future, particularly if new employees join the Company after having worked for a competing company. Such litigation could be very expensive to defend, regardless of the merits of the claims.

         Litigation. On December 20, 1996, a U.S. affiliate of Pirelli filed suit in U.S. District Court in Delaware, alleging willful infringement by the Company of five U.S. patents held by Pirelli. The lawsuit seeks treble damages, attorneys' fees and costs, as well as preliminary and permanent injunctive relief against the alleged infringement.

         There can be no assurance that the Company will be successful in the defense of the Pirelli Litigation, and an adverse determination in the litigation could result from a finding of infringement of only one claim of a single patent. The Company may consider settlement due to the costs and uncertainties associated with litigation in general and patent infringement litigation in particular and due to the fact that an adverse determination in the litigation could preclude the Company from producing the MultiWave 1600 system until it were able to implement a non-infringing alternative design to any portion of the system to which such a determination applied. There can be no assurance that any settlement will be reached by the parties. An adverse determination in, or settlement of, the Pirelli Litigation could involve the payment of significant amounts, or could include terms in addition to such payments, which could have a material adverse effect on the Company's business, financial condition and results of operations.

         The Company expects that defense of the lawsuit will be costly and will involve a diversion of the time and attention of some members of management. Further, Pirelli and other competitors may use the existence of the Pirelli Litigation to raise questions in customers' and potential customers' minds as to the Company's ability to manufacture and deliver the MultiWave 1600 system. There can be no assurance that such efforts by Pirelli and other will not disrupt the Company's existing and prospective customer relationships.

         The Company and certain directors are defendants in another lawsuit recently brought by entities controlled by Kevin Kimberlin, a stockholder of the Company concerning alleged entitlement to additional shares of the Company's Convertible Preferred Stock. No assurance can be given that this lawsuit will not result in an adverse effect on the Company's business, financial condition and results of operations.

         Dependence on Suppliers. Suppliers in the specialized, high technology sector of the optical communications industry are generally not as plentiful or, in some case, as reliable, as suppliers in more mature industries. The Company is dependent on a limited number of suppliers for components of the MultiWave 1600 system as well as equipment used to manufacture the MultiWave 1600 system. The MultiWave 1600 system has over 600 components, and certain key optical and electronic components are currently available only from a sole source, where the Company has identified other suppliers for the component. While alternative suppliers have been identified for certain other key optical electronic components, those alternative sources have not been qualified by the Company. The Company has to date conducted its business with suppliers through the issuance of conventional purchase orders against the Company's forecasted requirements. The Company is seeking to negotiate long term supply agreements with key suppliers, but currently has no such agreements. The Company has from time to time experienced minor delays in the receipt of key components, and any future difficulty in obtaining sufficient and timely delivery of them could result in delays or reductions in product shipments which, in turn, could have a material adverse effect on the company's business, financial condition and results of operations. In addition, the Company's strategy to have portions of its final product assembled and, in certain cases, tested by third parties involves certain risks, including the potential absence of adequate capacity, the unavailability of or interruptions in access to certain process technologies, and reduced control over delivery schedules, manufacturing yields, quality and costs. In the event that any significant supplier or subcontractor were to become unable or unwilling to continue to manufacture and/or test the Company's systems in required volumes, the Company would have to identify and qualify acceptable replacements. This process could also be lengthy and no assurance can be given that any additional sources would become available to the Company on a timely basis. A key item of equipment, the E-2000 Diamond connector, which is used to manufacture a portion of the MultiWave 1600 system, is available only from a sole source--the Diamond Company. A delay or reduction in component or equipment shipments, an increase in component or equipment costs or a delay or increase in costs in the assembly and testing of products by third party subcontractors could materially and adversely affect the Company's business, financial condition and results of operations.

         Competitors as Suppliers. Certain of the Company's component suppliers are both primary sources for such components and major competitors in the market for system equipment. For example, the Company buys certain key components from Lucent, Alcatel, Nortel, NEC and Siemens, each of which offers optical communications systems and equipment which are competitive with the Company's MultiWave 1600 system. Lucent is the sole source of two integrated circuits and is one of two suppliers of Erbium-doped fiber. Alcatel and Nortel are suppliers of lasers used in the MultiWave 1600 system. NEC is a supplier of certain testing equipment. The Company's business, financial condition and results of operations could be materially and adversely affected if these supply relationships were to decline in reliability or otherwise change in any manner adverse to the Company.

         Limited Operating History; History of Losses. The Company was founded in November 1992 and introduced its MultiWave 1600 system in field trials in May 1996. Accordingly, the Company has only a limited operating history upon which an evaluation of the Company, its product and prospects can be based.
The Company's prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies in new and rapidly evolving markets and companies experiencing rapid expansion in their operations. To address these risks, the Company must, among other things, respond to competitive developments, continue to attract, retain and motivate qualified management and other employees, continue to upgrade its technologies and commercialize products and services which incorporate such technologies and achieve market acceptance for its MultiWave 1600 system. There can be no assurance that the Company will be successful in addressing such risks. The Company incurred net losses in each quarter from inception through the second quarter of fiscal 1996. While the Company reported net income for fiscal 1996, there can be no assurance that the Company will sustain profitability.

         Dependence on Key Personnel. The Company's success depends to a significant extent upon a number of key technical and management employees. The loss of the services of any of the Company's key employees, non of whom is bound to a term of employment an employment agreement, would have a material adverse effect on the Company. The Company generally does not maintain insurance policies on the lives of such employees. In addition, while key employees are generally bound by Company-wide standard non-disclosure and proprietary rights agreements, the Company has not entered into separate non-competition agreements with any of its employees. The Company's success will also depend in large part upon its ability to attract and retain highly-skilled technical, managerial, sales and marketing personnel, particularly those skilled and experienced with optical communications equipment. Competition for such personnel is intense and there can be no assurance that the Company will be successful in retaining its existing key personnel and in attracting and retaining the personnel it requires. Failure to attract and retain key personnel will have a material adverse effect on the Company's business, financial condition and results of operations.

         Control by Existing Stockholders. The Company's officers, directors and their affiliates beneficially own approximately 54% of the Company's outstanding shares. As a result, these stockholders, if acting together, would be able effectively to control substantially all matters requiring approval by the stockholders of the Company, including the election of directors. This ability may have the effect of delaying or preventing a change in control of the Company, or causing a change in the control of the Company which may not be favored by the Company's other stockholders.

         Effect of Certain Charter, Bylaw and Other Provisions. Certain provisions of the Company's Third Amended and Restated Certificate of Incorporation, as amended, and bylaws and certain other contractual provisions could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, control of the Company. Such provisions could limit the price that certain investors might be willing to pay in the future for shares of the Company's Common Stock. Certain of these provisions allow the Company to issued preferred stock with rights senior to those of the Common Stock without any further vote or action by the stockholders, provide for a classified board of directors, eliminate the right of the stockholders to call a special meeting of stockholders, eliminate the right of stockholders to act by written consent, and impose various procedural and other requirements which could make it difficult for stockholders to effect certain corporate actions.